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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   APRIL 14, 2000
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                            HUDSON HOTELS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                     33-26780-NY              16-1312167
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(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                  Number)            Identification No.)

300 BAUSCH & LOMB PLACE, ROCHESTER, NEW YORK                      14604
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  (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (716)-454-3400
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

After the market closed on April 14, 2000, and after the Company had filed its Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission, RHD Capital Ventures LLC, an affiliate of a large shareholder of the Company, purchased the Company's Mezzanine Loan, in the principal amount of $35,000,000, from Nomura Asset Capital Corporation, the holder thereof. Upon consummation of the purchase, RHD Capital Ventures and the Company entered into a Forbearance Extension Agreement which extended the period of forbearance upon the Mezzanine Loan until April 11, 2001. As a result of the extension, the Company will be required to pay interest upon the Mezzanine Loan through the forbearance period, but no principal payments will be due until the end of the forbearance period, and the holder of the Loan agrees to forbear from exercising its enforcement rights as a result of existing defaults until the end of the forbearance period. It is anticipated that during the forbearance period, the Company and RHD Capital Ventures will discuss and consider a restructuring of the Mezzanine Loan which will reinstate the loan in good standing.

On April 13, 2000, the Company and Oppenheimer Convertible Securities Fund entered into an Agreement pursuant to which Oppenheimer agreed to convert the Company's 18.75% Convertible Subordinated Debenture due April 15, 2000 in the principal amount of $3,000,000 into 1,666,667 shares of the Company's common stock, in accordance with the terms of the Debenture. The Company agreed to register the conversion shares for sale with the Securities and Exchange Commission. The Agreement was contingent upon the Company paying outstanding interest upon the Debenture through April 15, 2000. On April 14, 2000, the Company paid the interest. It is anticipated that the conversion and registration of the shares will be accomplished in due course.

The Company has a Promissory Note outstanding to Equity Inns Partnership, L.P. in the original principal amount of $3,884,052.23, upon which there is a current principal balance of $2,634,052.23. During 1999, the Company defaulted on payment of principal on the loan. On April 12, 2000, the Company and Equity Inns Partnership, L.P. entered into a Note Modification Agreement which extended the maturity of the loan until April 1, 2006 and requires payments of interest only until April 1, 2001, and amortizing payments thereafter. The Note Modification Agreement became effective upon the purchase of the Mezzanine Loan by RHD Capital Ventures, and reinstates the loan in good standing.

ITEM 7.  EXHIBITS

         10.37 Forbearance Extension Agreement between the Company and RHD Capital Ventures LLC.

         10.38 Agreement regarding conversion between the Company and Oppenheimer Convertible Securities Fund

         10.39 Note Modification Agreement between the Company and Equity Inns Partnership, L.P.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUDSON HOTELS CORPORATION
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                                                  (Registrant)

Date : APRIL 17, 2000                        /s/ E. ANTHONY WILSON
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                                          E. Anthony Wilson, President